                                                                  Van Eck Global
                                                       Worldwide Insurance Trust

                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 1998

                discipline

                                                             Worldwide Bond Fund


                allocation

                                diversity



A TRADITION OF GLOBAL SOLUTIONS DESIGNED FOR INTELLIGENT INVESTMENT PLANNING AND DIVERSIFICATION

                          VAN ECK WORLDWIDE BOND FUND
-------------------------------------------------------------------------------
Dear Fellow Shareholder:

The major global bond markets continued to provide competitive returns in the first half of 1998 against a backdrop of stable growth, low inflation and low interest rates. Economic uncertainty in Asia caused a general "flight to quality" among bond investors and the traditional "safe-haven" markets benefited. For the six months ended June 30, 1998, the Worldwide Bond Fund had a total return of 3.4%, outperforming the Salomon Smith Barney World Government Bond Index, which had a total return of 2.8% in U.S. dollar terms.

BOND MARKET REVIEW

The dominant influence in global fixed income markets during the first half of the year has been the unremitting turmoil in the emerging markets. During the past six months, the dramatic worsening of economic conditions in Asia, Latin America, Russia and South Africa has led bond investors toward the relative safety of low-risk, high-quality government bonds of the developed markets. Interest rates have remained stable in the U.S. and most of core Europe due to positive economic fundamentals as well as a growing recognition by central bankers that the impact of the Asian currency collapse will likely have a restraining impact on future economic growth and inflation.

The full extent of the turmoil in Asia was evident in the data released during the second quarter, showing severe GDP (Gross Domestic Product) growth rate declines in Korea, Thailand and Indonesia. The most recent phase of the Asian financial crisis was sparked by Japan's economic downturn. This economic contraction prompted 10-year Japanese bonds to rally as yields fell to new lows during the second quarter. For U.S. investors, however, these gains were eliminated as the yen fell against the dollar. (The portfolio benefited from having no exposure to Japan throughout the first half.) Concerns then mounted that a further yen depreciation would force a devaluation of the Hong Kong dollar and Chinese renminbi (which did not actually occur), escalating the crisis to new heights. Asian currencies continued their downward spiral and financial-market turmoil spread to other emerging markets. This precipitated further flights of capital from lower-quality bond markets, and bond prices of higher-quality developed markets were buoyed.

We have sustained an overweight position in Europe, where improving growth prospects and lower-than-expected inflation led these bond markets to strong performance. The core European economies benefited from an unseasonably warm winter that spurred domestic economic activity and led to falling unemployment, surging stock markets and rising consumer confidence. In May, the European Union announced that Monetary Union would begin as scheduled on January 1, 1999 with eleven founding members. Improved economic conditions, along with positive sentiment surrounding the introduction of the Euro, allowed European currencies to hold their own versus the U.S. dollar in the first half. The harmonized CPI for the Euro area remained stable at 1.4% for April and May; this benign inflation environment further reinforced existing positive fundamentals. Expectations for the level at which short-term interest rates will converge continue to be lowered on the back of low inflation as well as liquidity concerns associated with the spreading turmoil in emerging market countries. Declines in European bond yields (and, inversely, increases in bond prices) have outpaced U.S. yield declines, in part because U.S. Treasuries had already begun to benefit from a "flight to quality" before the beginning of the period under review. The Fund has kept an overweight position in higher-yielding European markets, specifically Sweden and Ireland, which benefited performance. Overall, Europe currently represents 45% of the portfolio, a slight increase from 41% at year end.

The UK bond market was the top performer in both 1997 and the first half of 1998. Your Fund, which was overweight UK bonds with an allocation of over 20% throughout the first half of the year, was able to benefit from the UK's impressive performance year to date and its high yield. For the six months ended June 30, UK bonds achieved a return of 7.4% in U.S. dollar terms in spite of a surprise hike in interest rates in June, the seventh rise in 18 months.

                          VAN ECK WORLDWIDE BOND FUND
-------------------------------------------------------------------------------

During the first quarter, the U.S. economy continued to advance at a robust 5.4% annual pace. Economic activity in the first quarter was driven by a surge in domestic demand. This was a result of a dramatic increase in consumer refinancing activity that was spurred by the low U.S. interest rates. During the second quarter, however, economic growth was more subdued due to a number of factors, including weak exports resulting from the Asia crisis, the GM strike and a bout of inventory reduction following a large buildup in the first quarter. This slowdown, coupled with continued capital flows from the emerging markets, benefited U.S. Treasuries. The U.S. bond market returned 4.2% for the first six months of 1998. Dollar bloc bonds broke out of their recent trading range at the beginning of June. The recent widening in credit spreads and problems in the emerging markets drove the bellwether 30-year Treasury yield to 5.6% by quarter end, the lowest level since thirty-year bonds were first issued in the late 1970s. We have maintained an approximate 47% weighting in the U.S. bond market, but have increased the duration, in effect increasing the Fund's overall exposure to this market.

As did their Asian counterparts, New Zealand and Australian currencies declined dramatically during the first six months of the year. We had decreased the duration of New Zealand holdings during the first quarter, but were unable to avoid losses created by the Fund's bond and currency exposure. Throughout the first half of the year, the Fund continued to exclude Australian holdings from the portfolio.

Also in the first quarter, we cut exposure to Canada (from a 4% weighting at year end), due to prospects for continued currency weakness. Since Canadian bonds are yielding less than those in the U.S., we eliminated exposure to Canada in favor of the safety of the U.S. bond market.

THE OUTLOOK

We continue to be fairly optimistic on the outlook for global bond markets given the current environment of slowing global growth and benign inflation that presently characterizes much of the world. We remain positive on the prospects for the higher yielding markets of the U.S. and the UK and feel that these markets should continue to outperform most European bond markets, due to relative growth differentials, on a total return basis during the second half of the year. We feel that core European economies should experience stronger growth on a relative basis, which should support these currencies versus the dollar. We remain negative on the Japanese economy and look to remain underweight in terms of both duration and currency exposure in that market.

We appreciate your participation in the Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.


PHOTO                   PHOTO                   PHOTO
/s/ John C.             /s/ Charles T.          /s/ Gregory F.

John C.                 Charles T.              Gregory F.
van Eck                 Cameron                 Krenzer
Chairman                Co-Portfolio            Co-Portfolio
                        Manager                 Manager

July 23, 1998

---------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98
---------------------------------------------------------------

AVERAGE ANNUAL
TOTAL RETURN
---------------------------------------------------------------
Life (since 9/1/89)                                     6.2%
---------------------------------------------------------------
5 years                                                 5.7%
---------------------------------------------------------------
1 year                                                  6.8%
---------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

                              Worldwide Bond Fund
          Schedule of Portfolio Investments June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

             Principal                                           Value
 Country      Amount                Bonds and Notes             (Note 1)
--------------------------------------------------------------------------
 FRANCE: 4.7%
         FRF    30,500,000 French Government Bond
                            BTNS 5.50% due 10/12/01*          $  5,216,940
                                                              ------------
 GERMANY: 6.8%
                           Bundesrepublik Deutschland Bonds
         DEM     7,000,000 7.375% due 1/03/05*                   4,444,291
                 5,300,000 6.00% due 1/04/07*                    3,186,373
                                                              ------------
                                                                 7,630,664
                                                              ------------
 IRELAND: 2.0%
         IEP     1,350,000 Irish Government Bond
                            8.00% due 8/18/06                    2,245,081
                                                              ------------
 ITALY: 1.9%
         ITL 3,600,000,000 Italian Government Bond
                            7.50% due 10/01/99                   2,095,409
                                                              ------------
 NEW ZEALAND: 5.2%
                           New Zealand Government Bonds
         NZD     3,350,000 10.00% due 3/15/02                    1,906,273
                 7,500,000 8.00% due 2/15/01                     3,970,606
                                                              ------------
                                                                 5,876,879
                                                              ------------
 SPAIN: 0.8%
         ESP   135,000,000 Spanish Government Bond
                            7.40% due 7/30/99                      908,620
                                                              ------------
 SWEDEN: 5.3%
                           Swedish Government Bonds
         SEK    14,000,000  10.25% due 5/05/03                   2,172,672
                28,000,000 6.00% due 2/09/05                     3,740,428
                                                              ------------
                                                                 5,913,100
                                                              ------------
 UNITED KINGDOM: 23.8%
                           Great Britain Government Bonds
         GBP     1,500,000 8.00% due 6/07/21                     3,273,117
                 2,250,000 8.00% due 6/10/03                     4,011,527

            Principal                                               Value
 Country     Amount                 Bonds and Notes                (Note 1)
-----------------------------------------------------------------------------
 UNITED KINGDOM (continued)
         GBP   2,000,000 7.75% due 9/08/06                       $  3,707,977
               6,800,000 7.50% due 12/07/06                        12,490,599
               2,000,000 6.00% due 8/10/99                          3,292,505
                                                                 ------------
                                                                   26,775,725
                                                                 ------------
 UNITED STATES: 47.3%
                         U.S. Treasury Notes
         USD   6,700,000 7.125% due 9/30/99*                        6,827,722
               8,600,000 6.50% due 8/15/05*                         9,081,067
               6,500,000 6.25% due 2/15/07*                         6,810,785
              11,250,000 6.00% due 8/15/00                         11,358,990
               5,000,000 5.875% due 9/30/02                         5,064,065
               3,400,000 5.50% due 11/15/98*                        3,402,128
                         U.S. Treasury Bonds
               4,000,000 6.75% due 8/15/26*                         4,581,252
               5,250,000 6.625% due 2/15/27*                        5,932,505
                                                                 ------------
                                                                   53,058,514
                                                                 ------------
 Total Bonds and Notes: 97.8%
 (Cost: $108,356,844)                                             109,720,932
                                                                 ------------
                                 Short-Term Obligation
-----------------------------------------------------------------------------
 UNITED STATES: 0.4%
         USD     495,000 American Express Co. Commercial Paper
                          due 7/01/98
                         Interest Yield 6.03% (Amortized Cost:
                         $495,000)                                    495,000
                                                                 ------------
 Total Investments: 98.2%
 (Cost: $108,851,844)                                             110,215,932
 Other assets less liabilities: 1.8%                                1,964,231
                                                                 ------------
 Net Assets: 100%                                                $112,180,163
                                                                 ============

-------
*These securities are segregated for forward currency contracts.
                       See Notes to Financial Statements

              WORLDWIDE BOND FUND FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
Investments at value (cost, $108,851,844) (Note 1)...............  $110,215,932
Cash.............................................................           928
Receivables:
 Interest........................................................     2,587,881
 Capital shares sold.............................................        59,752
 Unrealized appreciation on forward currency contracts (Note 4)..        22,323
                                                                   ------------
 Total assets....................................................   112,886,816
                                                                   ------------
LIABILITIES:
Payables:
 Unrealized depreciation on forward currency contracts (Note 4)..       584,826
 Capital shares redeemed.........................................        32,415
 Accounts payable................................................        89,412
                                                                   ------------
 Total liabilities...............................................       706,653
                                                                   ------------
Net Assets.......................................................  $112,180,163
                                                                   ============
Shares outstanding...............................................     9,966,762
                                                                   ============
Net asset value, redemption price and offering price per share
 ($112,180,163 / 9,966,762)......................................        $11.26
                                                                   ============
Net assets consist of:
 Aggregate paid in capital.......................................  $110,355,227
 Unrealized appreciation of investments, forward foreign currency
  contracts and foreign currency receivables and payables........       774,485
 Undistributed net investment income.............................     1,654,473
 Accumulated realized loss.......................................      (604,022)
                                                                   ------------
                                                                   $112,180,163
                                                                   ============


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998

INTEREST INCOME (Note 1)..................................           $3,330,020
EXPENSES:
Management (Note 2).......................................  $556,621
Administration (Note 2)...................................     3,135
Custodian.................................................    33,246
Professional fees.........................................    23,989
Reports to shareholders...................................    22,210
Trustees' fees and expenses...............................    15,099
Other.....................................................    20,464
                                                            --------
 Total expenses...........................................              674,764
                                                                     ----------
 Net investment income....................................            2,655,256
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note
 3):
Realized gain from security transactions..................            1,031,776
Realized loss from foreign currency transactions..........             (654,239)
Change in unrealized appreciation of investments..........              729,725
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currency receivables and
 payables.................................................             (153,889)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......           $3,608,629
                                                                     ==========


                       See Notes to Financial Statements

              Worldwide Bond Fund Financial Statements (Unaudited)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                             For the
                            Six Months
                              Ended
                             June 30,     Year Ended
                               1998      December 31,
                           (Unaudited)       1997
                           ------------  ------------
Decrease in Net Assets:
Operations:
 Net investment income...  $  2,655,256  $  4,818,806
 Realized gain from secu-
  rity transactions......     1,031,776       939,587
 Realized loss from for-
  eign currency transac-
  tions..................      (654,239)   (1,588,761)
 Change in unrealized
  appreciation of
  investments............       729,725    (1,375,718)
 Change in unrealized de-
  preciation of forward
  foreign currency con-
  tracts and foreign cur-
  rency receivables and
  payables...............      (153,889)     (229,114)
                           ------------  ------------
 Increase in net assets
  resulting from opera-
  tions..................     3,608,629     2,564,800
                           ------------  ------------
 Dividends to sharehold-
  ers from net investment
  income.................    (1,020,300)   (3,749,849)
                           ------------  ------------
Capital share transac-
 tions*:
 Net proceeds from sales
  of shares..............    17,856,602    33,108,189
 Reinvestment of
  dividends..............     1,020,300     3,749,849
                           ------------  ------------
                             18,876,902    36,858,038
 Cost of shares
  reacquired.............   (21,745,724)  (41,888,456)
                           ------------  ------------
 Decrease in net assets
  resulting from capital
  share transactions.....    (2,868,822)   (5,030,418)
                           ------------  ------------
 Total decrease in net
  assets.................      (280,493)   (6,215,467)
Net Assets:
Beginning of period......   112,460,656   118,676,123
                           ------------  ------------
End of period (including
 undistributed net in-
 vestment income of
 $1,654,473 and $723,165,
 respectively).............$112,180,163  $112,460,656
                           ============  ============
*Shares of Beneficial
 Interest Issued and
 Redeemed (Unlimited
 number of $.001 par
 value shares authorized)
 Shares sold.............     1,596,702     3,059,504
 Reinvestment of divi-
  dends..................        92,755       355,099
                           ------------  ------------
                              1,689,457     3,414,603
 Shares reacquired.......    (1,951,286)   (3,880,804)
                           ------------  ------------
 Net decrease............      (261,829)     (466,201)
                           ============  ============

                       See Notes to Financial Statements

                              Worldwide Bond Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                          For the Six Months              For the Eight Months
                                Ended         Year Ended         Ended               Year Ended April 30,
                            June 30, 1998    December 31,     December 31,     ------------------------------------
                             (Unaudited)         1997             1996           1996      1995     1994     1993
                          ------------------ ------------ -------------------- --------  --------  -------  -------
Net Asset Value, Begin-
 ning of Period.........       $  10.99        $  11.10         $  10.88       $  11.46  $  10.05  $ 10.62  $ 11.57
                               --------        --------         --------       --------  --------  -------  -------
Income From Investment
 Operations:
 Net Investment Income..           0.27            0.48             0.36           0.58      0.68*    0.63     0.81
 Net Gain (Loss) on
  Securities (both
  realized and
  unrealized)...........           0.10           (0.23)            0.17          (0.34)     0.77    (0.37)   (0.75)
                               --------        --------         --------       --------  --------  -------  -------
Total from Investment
 Operations.............           0.37            0.25             0.53           0.24      1.45     0.26     0.06
                               --------        --------         --------       --------  --------  -------  -------
Less Distributions:
 Dividends from Net In-
  vestment Income.......          (0.10)          (0.36)           (0.31)         (0.82)    (0.04)   (0.72)   (0.83)
 Distributions from Cap-
  ital Gains............             --              --               --             --        --    (0.11)   (0.18)
                               --------        --------         --------       --------  --------  -------  -------
Total Distributions.....          (0.10)          (0.36)           (0.31)         (0.82)    (0.04)   (0.83)   (1.01)
                               --------        --------         --------       --------  --------  -------  -------
Net Asset Value, End of
 Period.................       $  11.26        $  10.99         $  11.10       $  10.88  $  11.46  $ 10.05  $ 10.62
                               ========        ========         ========       ========  ========  =======  =======
Total Return (a)........          3.39%           2.38%            4.98%          2.07%    14.51%    2.49%    0.38%
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of Pe-
 riod (000).............       $112,180        $112,461         $118,676       $107,541  $113,466  $80,908  $66,035
Ratio of Gross Expenses
 to Average Net Assets..          1.21%(b)        1.12%            1.17%(b)       1.10%     0.99%
Ratio of Net Expenses to
 Average Net Assets.....          1.21%(b)        1.12%            1.16%(b)       1.08%     0.98%    0.93%    1.01%
Ratio of Net Income to
 Average Net Assets.....          4.77%(b)        4.31%            4.99%(b)       5.26%     6.24%    6.47%    8.47%
Portfolio Turnover Rate.         15.00%         135.36%           73.95%        208.05%   265.87%   37.59%  248.21%

-------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value during the period and a redemption on the last day of the period. Total return for periods less than one year are not annualized.
(b) Annualized.
* Based on average shares outstanding.

                       See Notes to Financial Statements
-------------------------------------------------------------------------------

Notes To Financial Statements (Unaudited)

Note 1--Significant Accounting Policies:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund (the "Fund"), a non-diversified series of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. Security Valuation--Securities traded on national exchanges and traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the Chicago Board of Trade. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The number portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividend and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

Note 2--Van Eck Associates Corporation (the "Adviser") earned fees of $556,621 for the six months ended June 30, 1998 for investment management and advisory services. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, .90 of 1%

                              Worldwide Bond Fund
-------------------------------------------------------------------------------
on the next $250 million and .70 of 1% on the excess over $750 million.
Certain of the officers and trustees of the Trust are officers, directors or stockholders of the adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund reimbursed the Adviser $3,135 for costs incurred in connection with certain administrative functions.

Note 3--Purchases and proceeds from sales of securities, other than short-term obligations, aggregated $17,115,209 and $15,965,819, respectively, for the six months ended June 30, 1998. For federal income tax purposes, the identified cost of investments owned at June 30, 1998 was $108,851,844. As of June 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $1,364,088, of which $4,148,916 related to appreciated securities and $2,784,828 related to depreciated securities. At December 31, 1997, the Fund had a capital loss carry forward of $1,134,234 available, expiring December 31, 2004, to offset future capital gains.

Note 4--Forward Currency Contracts--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized loss from foreign currency transactions. At June 30, 1998 the Fund had the following outstanding forward currency contracts:

                                        Value At                 Unrealized
                                       Settlement    Current    Appreciation
 Contracts                                Date        Value    (Depreciation)
 ---------                             ----------- ----------- --------------
 Forward Currency Buy Contracts:
 DEM 27,700,000 expiring 9/16/98       $15,373,244 $15,392,386   $  19,142
 FRF 17,500,000 expiring 9/16/98         2,900,232   2,900,871         639
 ITL 11,570,712,500 expiring 9/16/98     6,504,054   6,506,596       2,542
 Forward Currency Sell Contracts:
 DEM 15,000,000 expiring 9/16/98         8,421,762   8,335,227      86,535
 GBP 13,950,000 expiring 9/16/98        22,674,650  23,162,482    (487,832)
 IEP 1,480,000 expiring 9/16/98          2,058,680   2,059,583        (903)
 NZD 7,500,000 expiring 9/16/98          3,682,500   3,865,126    (182,626)
                                                                 ---------
                                                                 $(562,503)
                                                                 =========

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 5--Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Note 6--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

Note 7--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes.

As of June 30, 1998, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $23,189.
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LOGO  VAN ECK GLOBAL

    Investment Adviser:       Van Eck Associates Corporation
           Distributor:       Van Eck Securities Corporation
                              99 Park Avenue, New York, NY 10016 www.vaneck.com
                                                               FR 1998-0728-0039